UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

THE PANTRY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (919) 774-6700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 15, 2013, Dennis Hatchell, Chief Executive Officer of The Pantry, Inc. (the "Company"), spoke to the investment community at the Wells Fargo Securities Research, Economics & Strategy 2013 Convenience Store Forum (the "Forum") in Atlanta. The slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Form 8-K") hereto and is incorporated herein by reference. The slide presentation is also accessible through the Investors section of the Company’s web site at www.thepantry.com.

In addition to the disclosures provided in the attached slide presentation, Mr. Hatchell also disclosed at the Forum management’s belief that the Patient Protection and Affordable Care Act (the "Act") will increase the Company’s health care costs. The Company’s preliminary estimate of the cost impact of the Act for fiscal 2014 is in the range of $6 million to $8 million, with the actual cost increase being dependent on, among other things, the extent to which the Act’s individual mandate provision will impact the Company’s medical plan enrollment rates.

Pursuant to General Instruction B.2 of Current Report on Form 8-K the information in this Item 7.01 (including exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended. This Form 8-K should not be deemed an admission as to the materiality of any information herein.

Safe Harbor Statement

Statements made by the Company in this Form 8-K relating to future plans, events, or financial condition or performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of words such as "expect," "plan," "anticipate," "intend," "outlook," "guidance," "believes," "should," "target," "goal," "forecast," "will," "may" or words of similar meaning. Forward-looking statements are likely to address matters such as the Company's anticipated sales, interest, health care and other expenses, margins, tax rates, capital expenditures, profits, cash flows, liquidity and debt levels, as well as the Company's pricing strategies and their anticipated impact and the Company's expectations relating to the costs and benefits of its merchandising and store remodel initiatives. These forward-looking statements are based on the Company's current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. Any number of factors could affect actual results and events, including, without limitation; the Company's ability to enhance its operating performance through its in-store initiatives and its store remodel program; fluctuations in domestic and global petroleum and fuel markets; realizing expected benefits from the Company's fuel supply agreements; changes in the competitive landscape of the convenience store industry, including fuel stations and other non-traditional retailers located in the Company's markets; the effect of national and regional economic conditions on the convenience store industry and the Company's markets; the global financial crisis and uncertainty in global economic conditions; wholesale cost increases of, and tax increases on, tobacco products; the effect of regional weather conditions and climate change on customer traffic and spending; legal, technological, political and scientific developments regarding climate change; financial difficulties of suppliers, including the Company's principal suppliers of fuel and merchandise, and their ability to continue to supply its stores; the Company's financial leverage, debt covenants and overall debt levels; a disruption of our IT systems or a failure to protect sensitive customer, employee or vendor data; the ability of the Company to take advantage of expected synergies in connection with acquisitions; the actual operating results of new or acquired stores; the ability of the Company to divest non-core assets; environmental risks associated with selling petroleum products; and governmental laws and regulations, including those relating to the environment and the impact of mandated health care laws. These and other risk factors are discussed in the Company's Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Form 8-K are based on the Company's estimates and plans as of the date hereof. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	2013 Wells Fargo Securities Convenience Store Forum Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ Berry L. Epley
Berry L. Epley Vice President, Assistant Corporate Secretary and Controller

Date: October 15, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	2013 Wells Fargo Securities Convenience Store Forum Slide Presentation